UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 28th, 2012

Commission File Number: 333-152002

DAULTON CAPITAL CORP

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

30-0459858

(IRS Employer Identification Number)

The Seagram Building

375 Park Avenue

Suite 2607

New York, NY

  (Address of principal US executive offices)

 Tel:  212 634-6805

(Registrant’s telephone number)

www.DaultonCapital.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 28th, 2012, Arun Pudur and Arun Ramachandran resigned their official positions as Directors of the Corporation. Mr. Brain Smith remains on the Board and is looking to fill these vacancies with qualified replacements.

ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1  Resignations of Arun Pudur and Arun Ramachardran

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAULTON CAPTIAL CORP

Date: August 28th, 2012	By:	/s/ Arun Pudur
Arun Pudur, Director

	By:	/s/ Brian Smith
Brian Smith, Director

	By:	/s/ Arun Ramachandran
Arun Ramachandran, Director